                           OHIO NATIONAL FUND, INC.

SUPPLEMENT DATED JUNE 12, 2002, TO THE PROSPECTUS DATED MAY 1, 2002

EQUITY INCOME PORTFOLIO

The Board of Directors of Ohio National Fund, Inc. has approved a plan of merger and liquidation under which, if approved by the shareholders of the Equity Income portfolio, the Equity Income portfolio will be merged into the Blue Chip portfolio of Ohio National Fund, Inc.

If this proposed merger is approved by the owners of a majority of the outstanding shares of the Equity Income portfolio, each shareholder of the Equity Income portfolio will receive a number of shares, including fractional shares, of the Blue Chip portfolio equal in value to the number of whole and fractional shares the shareholder owns in the Equity Income portfolio. The Equity Income portfolio will then be terminated.

SOCIAL AWARENESS PORTFOLIO

The Board of Directors of Ohio National Fund, Inc. and the Board of Directors of Calvert Variable Series Inc. have each approved an agreement and plan of reorganization which, if also approved by the shareholders of the Social Awareness portfolio, will provide for the Social Awareness portfolio to be merged into the Calvert Social Equity portfolio, a series of the Calvert Variable Series, Inc.

If this proposed merger is approved by the owners of a majority of the outstanding shares of the Social Awareness portfolio, each shareholder of the Social Awareness portfolio will receive a number of shares, including fractional shares, of the Calvert Social Equity portfolio equal in dollar value to the number of whole and fractional shares the shareholder owns in the Social Awareness portfolio. The Social Awareness portfolio will then be terminated. Owners of variable contracts presently eligible to invest in the Social Awareness portfolio will be able to allocate future contract values to the Calvert Social Equity portfolio after the merger is completed.